Financial Instruments and Risk Management - Non Designated Derivative Financial Instruments (Details) - Non-Designated Derivative Financial Instruments - At fair value - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Financial Instruments and Risk Management
Fair value outstanding, beginning of year	$ 82	$ (20)
Changes in fair value recognized in earnings during the year	161	114
Contracts realized during the year - (gain)	(50)	(12)
Fair value outstanding, end of year	$ 193	$ 82